                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       DATE OF REPORT (Date of Earliest Event Reported): December 22, 2003

                        GRANITE BROADCASTING CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-19728

                   Delaware                                    13-3458782
          -------------------------                            ----------
(State or other Jurisdiction of incorporation)              (I.R.S. Employer
                                                           Identification No.)

                          767 Third Avenue, 34th Floor
                            New York, New York 10017
                                 (212) 826-2530
                                 --------------
               (Address, including Zip Code, and Telephone Number,
        including Area Code of Registrant's Principal Executive Offices)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On December 22, 2003, Granite Broadcasting Corporation, a Delaware corporation (the "Company"), issued a press release announcing that it has closed its offering of $405 million 9 3/4% senior secured notes due December 1, 2010 in a private placement.

         The Company used a portion of the proceeds of this offering to repay all of the outstanding borrowings, aggregating $140,000,000, plus accrued but unpaid interest, under its Amended and Restated Credit Agreement dated as of April 30, 2002 among the Company, as borrower, and the lenders party thereto and Goldman Sachs Credit Partners L.P. as Administrative Agent, as Collateral Agent, as Sole Lead Arranger and Sole Bookrunner, which agreement is now terminated.

         On December 22, 2003, the Company called for redemption all of its outstanding 9 3/8% senior subordinated notes and all of its outstanding 10 3/8% senior subordinated notes. The redemption date for these notes is January 21, 2004. The Company has deposited an amount sufficient to redeem these notes at par plus accrued and unpaid interest to the redemption date with The Bank of New York, the trustee under the indentures governing the 9 3/8% notes and the 10 3/8% notes. The Company has received a satisfaction and discharge under these indentures from the trustee.


         In addition, the Company announced the receipt of the requisite consents from the holders of its 8 7/8% senior subordinated notes and the execution of the Supplemental Indenture for 8 7/8% senior subordinated notes. The Company purchased all $62,564,000 aggregate principal amount of its 8 7/8% notes tendered on or before December 19, 2003 pursuant to the tender offer commenced by the Company on December 9, 2003.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

Exhibit No.                             Description
-----------                             -----------

   4.1         Indenture, dated as of December 22, 2003, between Granite
               Broadcasting Corporation and The Bank of New York, as Trustee, relating to the Company's $405,000,000 Principal Amount 9 3/4%
               Senior Secured Notes due December 1, 2010 (including form of note).

   4.2 Registration Rights Agreement, dated as of December 22, 2003, between Granite Broadcasting Corporation and J.P. Morgan
               Securities Inc.

   4.3 First Supplemental Indenture, dated as of December 19, 2003, between Granite Broadcasting Corporation and The Bank of New
               York, as Trustee, relating to the Company's 8 7/8% Senior
               Subordinated Notes due May 15, 2008.

  99.1         Granite Broadcasting Corporation Press Release dated December
               22, 2003.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GRANITE BROADCASTING CORPORATION

Dated:  December 23, 2003                       By: /s/ Lawrence I. Wills
                                                    ----------------------------
                                                    Lawrence I. Wills
                                                    Senior Vice President

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                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------
   4.1         Indenture, dated as of December 22, 2003, between Granite
               Broadcasting Corporation and The Bank of New York, as Trustee,
               relating to the Company's $405,000,000 Principal Amount 9 3/4%
               Senior Secured Notes due December 1, 2010 (including form of note).

   4.2 Registration Rights Agreement, dated as of December 22, 2003, between Granite Broadcasting Corporation and J.P. Morgan
               Securities Inc.

   4.3 First Supplemental Indenture, dated as of December 19, 2003, between Granite Broadcasting Corporation and The Bank of New
               York, as Trustee, relating to the Company's 8-7/8% Senior
               Subordinated Notes due May 15, 2008.

  99.1         Granite Broadcasting Corporation Press Release dated December
               22, 2003.

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